INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Apartment Investment and Management Company (AIMCO) on Form S-3 of our reports on the financial statements of certain Partnerships for the year ended December 31, 1994, incorporated by reference in AIMCO's Current Report on Form 8-K dated April 16, 1997, as amended, which reports are dated as shown in the following Appendices (Items 1 through 5), and on the Partnerships referred to below (Items 6 through 16):

1)   Appendix 1

2) Appendix 2 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

3) Appendix 3 (each of which expresses a qualified opinion as a result of cumulative unpaid distributions recorded according to HUD guidelines which is not in accordance with generally accepted accounting principles)

4) Appendix 4 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the change in 1993 of the Partnership's method of computing depreciation)

5) Appendix 5 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the expiration of a Housing Assistance Payment Contract)

6) Franklin Northwoods Associates, A Limited Partnership, dated March 3, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph noting that the mortgage lender has the option to require full payment of all amounts outstanding after December 1, 1994)

7) Franklin Woods Associates, A Limited Partnership, dated March 14, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph noting that the mortgage note payable and related accrued interest are due June 30, 1997)

8) Green Mountain Manor Limited Partnership, dated February 17, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the expiration of a Housing Assistance Payment Contract and a deferred acquisition note and related accrued interest which is due on February 17, 1996)

9) Hilltop Apartment Associates, A Limited Partnership, dated February 13, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the change in 1993 of the Partnership's method of computing depreciation and the Partnership's revised estimate in 1993 of interest due on loans from one of its partners)

10) Leyden Limited Partnership, dated February 8, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the Partnership's ability to continue as a going concern and the correction of the Partnership's method of computing accrued interest on a deferred acquisition note)

11) Madison Hill Limited Partnership, dated March 1, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the transfer of substantially all of its assets, liabilities and its deed in lieu of foreclosure, during February 1995, in return for $50,000)

12) Montblanc Garden Apartments Associates, A Limited Partnership, dated March 17, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to a disputed outstanding mortgage principal balance)

13) Pavilion Associates, A Limited Partnership, dated January 19, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to a deferred acquisition note and related accrued interest, and real estate notes payable which are due February 16, 1996)

14) Spring Meadow Limited Partnership, dated February 13, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the Partnership's ability to continue as a going concern and the correction of the Partnership's method of computing accrued interest on a deferred acquisition note and the correction of an error relating to Partnership cash reflected in the financial statements)

15) Spruce Limited Partnership, dated February 6, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the correction of the Partnership's method of computing accrued interest on a deferred acquisition note for the years 1992 and prior and the correction of an error relating to Partnership cash reflected in the financial statements)

16) Waterman Limited Partnership, dated January 13, 1995 (which expresses a qualified opinion as a result of cumulative unpaid distributions recorded according to HUD guidelines which is not in accordance with generally accepted accounting principles, and includes an explanatory paragraph regarding a deferred acquisition note and related accrued interest which is due on April 18, 1996).

We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia

April 30, 1997

                                 APPENDIX 1

Partnership                                                 Report Date
-----------                                                 ------------

107-145 West 135th Street Associates                        February 9, 1995
Algonquin Tower Limited Partnership                         February 9, 1995
All Hallows Associates                                      January 26, 1995
Allentown Towne House Limited Partnership                   January 26, 1995
Anglers Manor Associates                                    February 2, 1995
Antioch Apartments, Ltd.                                    January 11, 1995
Arvada House Associates                                     February 2, 1995
Audobon Park Associates                                     January 12, 1995
Baldwin Oaks Elderly, Ltd.                                  February 6, 1995
Baldwin Towers Associates                                   February 10, 1995
Basswood Manor Limited Partnership                          January 25, 1995
Bayview Hunters Point Apartments                            January 26, 1995
Bensalem Gardens Associates                                 February 3, 1995
Berkley Limited Partnership                                 February 14, 1995
Bloomsburg Elderly Associates                               February 1, 1995
Briarwood Apartments                                        January 19, 1995
Brinton Manor No. 1 Associates                              January 21, 1995
Brinton Towers Associates                                   January 24, 1995
Brookside Apartments Associates                             February 1, 1995
Buena Vista Apartments, Ltd.                                January 16, 1995
Cabell Associates of Lakeview                               January 21, 1995
California Square Limited Partnership                       January 30, 1995
California Square II Limited Partnership                    January 30, 1995
Campbell Heights Associates                                 February 2, 1995
Canterbury Gardens Associates                               February 1, 1995
Capital Park Limited Partnership                            January 19, 1995
Center Square Associates                                    January 25, 1995
Chapel NDP                                                  January 30, 1995
Cheyenne Village Apartments, Ltd.                           February 3, 1995
College Heights                                             January 19, 1995
College Park Apartments                                     February 8, 1995
College Park Associates                                     January 27, 1995
Community Developers of High Point                          January 30, 1995
Congress Park Associates II                                 February 9, 1995
Copperwood Limited                                          January 31, 1995
Copperwood II Limited                                       January 25, 1995
Cypress Gardens, Limited                                    January 20, 1995
Darby Townhouses Associates                                 January 18, 1995
Darbytown Development Associates                            January 11, 1995
Delcar-S, Ltd.                                              January 9, 1995
Delcar-T, Ltd.                                              January 20, 1995
DIP Limited Partnership                                     January 20, 1995
DIP Limited Partnership-II                                  February 3, 1995
DIP Limited Partnership III                                 February 15, 1995

                               APPENDIX 1


Partnership                                                 Report Date
-----------                                                 -----------

Discovery Limited Partnership                               February 7, 1995
Doral Gardens Associates                                    February 1, 1995
Duquesne Associates No. 1                                   January 16, 1995
Edmond Estates Limited Partnership                          January 21, 1995
Elden Limited Partnership                                   January 30, 1995
Esbro Limited Partnership                                   January 12, 1995
Fairmont #1 Limited Partnership                             February 3, 1995
Fairmont #2 Limited Partnership                             February 6, 1995
Fairwood Associates                                         February 6, 1995
Federal Square Village                                      January 18, 1995
Field Associates                                            January 21, 1995
Forest Green Limited Partnership                            January 16, 1995
Forest Park Elderly Associates                              January 13, 1995
Forrester Gardens, Ltd.                                     January 12, 1995
Fort Carson Associates                                      January 12, 1995
Foxwood Manor Associates                                    January 11, 1995
Franklin Chapel Hill Associates                             February 23, 1995
Franklin Park Limited Partnership                           February 9, 1995
Friendset Housing Company                                   January 17, 1995
Frio Housing, Ltd.                                          February 2, 1995
G.W. Carver Limited                                         January 26, 1995
Galion Limited Partnership                                  January 30, 1995
Garfield Hill Associates                                    January 17, 1995
Gateway Village Associates                                  January 18, 1995
Gladys Hampton Houses Associates                            February 6, 1995
Golden Apartments I                                         February 6, 1995
Golden Apartments II                                        March 1, 1995
Grandview Apartments                                        January 11, 1995
Greater Mount Calvary Terrace, Ltd.                         January 18, 1995
Greater Richmond Community Development
 Corp. I and Associates                                     February 14, 1995
Greater Richmond Community Development
 Corp. II and Associates                                    February 13, 1995
Griffith Limited Partnership                                January 11, 1995
Gulfway Limited Partnership                                 January 13, 1995
H.R.H. Properties, Ltd.                                     February 3, 1995
Hamilton Heights Associates                                 January 26, 1995
Harold House Limited Partnership                            January 14, 1995
Hatillo Housing Associates                                  March 17, 1995
Hickory Ridge Associates, Ltd.                              January 19, 1995
Hillcrest Green Apartments, Ltd.                            January 10, 1995
Hillside Village Associates                                 February 9, 1995
Hilltop Limited Partnership                                 January 17, 1995
Hopkins Renaissance Associates                              February 1, 1995

                               APPENDIX 1


Partnership                                                 Report Date
-----------                                                 -----------

Hudson Terrace Associates                                   January 26, 1995
Hurbell II Limited Partnership                              January 13, 1995
Indian Valley I Limited Partnership                         January 30, 1995
Indian Valley II Limited Partnership                        January 30, 1995
Indian Valley III Limited Partnership                       January 30, 1995
Ingram Square Apartments, Ltd.                              January 26, 1995
Jamestown Village Associates                                January 12, 1995
Jersey Park Associates                                      January 20, 1995
JFK Associates                                              January 26, 1995
Johnston Square Associates                                  January 17, 1995
JVL 16 Associates                                           January 16, 1995
Kennedy Homes Limited Partnership                           January 17, 1995
Key Parkway West Associates                                 January 30, 1995
Kimberly Associates Limited Partnership                     January 10, 1995
La Salle Apartments                                         January 17, 1995
La Vista Associates                                         February 9, 1995
Lafayette Manor Associates                                  February 15, 1995
Lafayette Towne Elderly, Ltd.                               February 3, 1995
Lafayette Towne Family, Ltd.                                February 3, 1995
Lake Forest Apartments                                      January 20, 1995
Las Americas Housing Associates                             March 17, 1995
Lassen Associates                                           January 31, 1995
Laurel Gardens                                              February 1, 1995
Lewisburg Associates                                        January 26, 1995
Lewisburg Elderly Associates                                January 19, 1995
Lincmar Associates                                          January 31, 1995
Lincoln Park Associates                                     February 3, 1995
Lock Haven Elderly Associates                               February 7, 1995
Lock Haven Gardens Associates                               January 30, 1995
Loring Towers Apartments Limited Partnership                January 12, 1995
M & P Development Company                                   January 13, 1995
Maple Park East Limited Partnership                         January 17, 1995
Maple Park West Limited Partnership                         January 10, 1995
Mayfair Manor Limited Partnership                           January 16, 1995
Meadowood Apartments - Phase I (Meadowood
 Associates, Ltd.)                                          January 17, 1995
Meadowood Apartments - Phase II (Meadowood
 Associates, Ltd.)                                          January 12, 1995
Meadows Apartments Limited Partnership                      January 23, 1995
Meadows East Apartments Limited Partnership                 January 17, 1995
Menlo Limited Partnership                                   January 13, 1995
Merced Commons II                                           February 7, 1995
Mill Street Associates                                      February 3, 1995
Miramar Housing Associates                                  March 17, 1995

                                 APPENDIX 1

Partnership                                                 Report Date
-----------                                                 -----------

Montblanc Housing Associates                                March 17, 1995
Morrisania Towers Housing Company                           January 25, 1995
Moss Gardens Ltd.                                           February 1, 1995
Murphy Blair Associates III                                 February 1, 1995
New Lake Village Apartments                                 January 20, 1995
New West 111th Street Housing Company                       February 3, 1995
Newton Hill Limited Partnership                             January 30, 1995
Northgate Village Limited Partnership                       January 16, 1995
Northlake Terrace Associates                                February 8, 1995
Northwest Terrace Associates                                February 8, 1995
Oakland Village Townhouse Associates                        February 8, 1995
Ocala Place, Ltd.                                           February 7, 1995
One Lytle Place                                             February 2, 1995
One West Conway Associates                                  February 22, 1995
Orange Village Associates                                   February 8, 1995
Palm House Limited Partnership                              January 30, 1995
Park Avenue West I Limited Partnership                      January 30, 1995
Park Avenue West II Limited Partnership                     January 30, 1995
Park Creek Limited Partnership                              January 11, 1995
Place One Limited Partnership                               February 11, 1995
Portland Plaza Partnership                                  February 7, 1995
Portner Place Associates                                    February 15, 1995
Post Street Associates                                      January 25, 1995
Pride Gardens Limited Partnership                           January 20, 1995
Pueblo Apartments Associates, Ltd.                          January 20, 1995
RI-15 Limited Partnership                                   February 3, 1995
River Front Apartments Limited Partnership                  January 11, 1995
River Woods Associates                                      February 13, 1995
Riverview II Associates                                     January 27, 1995
Rockwell Limited Partnership                                January 13, 1995
Rolling Meadows Of Ada, Ltd.                                January 10, 1995
Ruffin Road Associates                                      February 6, 1995
Rutherford Park Townhouses Associates                       February 8, 1995
San Jose Limited Partnership                                January 12, 1995
San Juan Del Centro Limited Partnership                     January 17, 1995
Sencit Towne House Limited Partnership                      January 25, 1995
Shoreview Apartments                                        February 8, 1995
Site 10 Community Alliance Associates                       February 7, 1995
Sleepy Hollow Apartments                                    January 26, 1995
SNI Development Company                                     January 24, 1995
Southmont Apartments                                        January 31, 1995
Southward Limited Partnership                               January 13, 1995
Stafford Apartments                                         January 27, 1995
Stock Island Limited Partnership                            January 18, 1995

                                  APPENDIX 1

Partnership                                                 Report Date
-----------                                                 -----------

Storey Manor Associates                                     February 3, 1995
Strawbridge Square Associates Limited Partnership           February 6, 1995
Summersong Townhouses Limited Partnership                   January 26, 1995
Sunrise Associates                                          February 10, 1995
Sunset Plaza Apartments                                     January 20, 1995
Susquehanna View Limited Partnership                        January 16, 1995
Timberlake Apartments Limited Partnership                   January 19, 1995
Timuquana Park Associates                                   January 18, 1995
Tinker Creek Limited Partnership                            January 10, 1995
Town North                                                  January 18, 1995
Treeslope Apartments Associates                             January 26, 1995
Trinity Towers-14th Street Associates, Ltd.                 March 7, 1995
United Handicap Federation Apartment Associates             February 13, 1995
United House Associates                                     February 9, 1995
United Housing Partners-Carbondale, Ltd.                    February 8, 1995
United Redevelopment Associates                             January 26, 1995
University Plaza Associates                                 February 9, 1995
Vantage 78                                                  March 7, 1995
Villa De Guadalupe Associates                               January 16, 1995
Village Circle Apartments, Ltd.                             January 31, 1995
Village Green Limited Partnership                           January 20, 1995
Vistas De San Juan Associates                               February 13, 1995
Waico Apartments Associates                                 January 17, 1995
Waico Phase II Associates                                   February 1, 1995
Walden Oaks Associates                                      January 31, 1995
Walmsley Terrace Associates                                 January 18, 1995
Walnut Hills Associates, Ltd.                               January 13, 1995
Wash-West Properties                                        January 31, 1995
Waters Towers Associates                                    January 12, 1995
West Oak Village Limited Partnership                        January 27, 1995
Whitefield Place, Ltd.                                      January 26, 1995
Woodmark Limited Partnership                                January 30, 1995
Yadkin Associates                                           January 13, 1995

                                  APPENDIX 2

Partnership                                                 Report Date
-----------                                                 -----------

Boynton Beach Limited Partnership                           March 17, 1995
Central Village Associates                                  February 10, 1995
Cheek Road Limited Partnership                              February 7, 1995
Clay Courts Associates                                      January 12, 1995
Eastman Associates                                          January 24, 1995
Elm Creek Limited Partnership                               February 7, 1995
Fairmeadows Limited Partnership                             January 12, 1995
Fairview Homes Associates                                   January 27, 1995
Franklin Eagle Rock Associates                              February 28, 1995
Franklin Pheasant Ridge Associates                          March 1, 1995
Franklin Ridgewood Associates                               February 24, 1995
Hamilton Gardens, Ltd.                                      February 13, 1995
JVL Limited                                                 January 14, 1995
JVL 18 Associates                                           February 3, 1995
JVL 19 Associates                                           January 27, 1995
Langenheim Associates                                       February 1, 1995
Meadowood Associates III, Ltd.                              January 15, 1995
New West 111th Street Two Associates                        January 25, 1995
Olde Rivertown Venture                                      February 2, 1995
Retirement Manor Associates                                 February 17, 1995
Royal Towers Limited Partnership                            January 12, 1995
Southridge Apartments Limited Partnership                   January 10, 1995
Springfield Limited Partnership                             January 13, 1995
Trinity Apartments                                          January 13, 1995
Village Park II                                             February 3, 1995

                                  APPENDIX 3


Partnership                                                 Report Date
-----------                                                 -----------

Cottonwood Apartments                                       January 11, 1995
Kenneth Arms Apartments                                     January 9, 1995
Knollcrest Apartments                                       January 21, 1995
Manzanita Arms Apartments                                   January 11, 1995
Overbrook Park, Ltd.                                        January 23, 1995
Rancho Arms Apartments                                      January 17, 1995
San Juan Apartments                                         January 24, 1995
Trinity Hills Village Apartments                            January 13, 1995
Tumast Associates                                           February 8, 1995
Verdes Del Oriente                                          February 1, 1995

                                  APPENDIX 4


Partnership                                                 Report Date
-----------                                                 -----------

Cumberland Court Associates                                 February 9, 1995
Maple Hill Associates                                       February 15, 1995
Merced Commons I                                            February 1, 1995

                                  APPENDIX 5


Partnership                                                 Report Date
-----------                                                 -----------

Brightwood Manor Associates                                 January 26, 1995
Caroline Arms Limited Partnership                           January 18, 1995
Richlieu Associates                                         February 11, 1995
Sherman Terrace Associates                                  January 13, 1995
Washington Manor Limited Partnership                        January 26, 1995